Exhibit 99.2

 Sale of Aerospace Solutions Group Spin-Off of Energy Services Group May 1, 2018

 Transaction Structure Sale of 100% of the stock of KLX to The Boeing Company in an all cash merger — Boeing to acquire Aerospace Solutions Group (“ASG”) Business which will be integrated into Boeing Global Services Business Energy Services Group (“ESG”) business to be spun-off to KLX shareholders, creating a new standalone leading U.S. onshore completion, production and interventional oilfield services provider Cash Sale of ASG Business ASG to be sold to The Boeing Company for $63.00 per share in cash — Represents a purchase price of $4.25 billion, including the assumption of $945 million in net debt — Values ASG at a multiple of 15.7x 2017A EBITDA and 14.3x 2018E Adjusted EBITDA Taxable Spin-off of ESG Business Taxable spin-off of KLX’s ESG business to existing KLX shareholders KLX Energy Services initially capitalized through a $50mm cash contribution from KLX Additional liquidity to be provided through a new undrawn credit facility to be put in place Provides KLX Energy Services with a strong balance sheet, ample liquidity and no funded debt at time of spin-off KLX Energy Services intangible assets will have a substantial basis for tax purposes, which will be recoverable through amortization deductions, and are expected to shelter ~$32 million per year in taxable income through January 31, 2029 Approvals and Closing The completion of the ASG sale to Boeing is subject to KLX shareholder and regulatory approval The completion of the spin-off transaction is subject to certain customary conditions, including the SEC declaring a registration statement effective and implementation of intercompany agreements The completion of the ASG sale to Boeing is conditioned on the spin-off having occurred The Company currently expects the spin-off of its ESG business to occur during Q3 2018

 Acquisition Price Per Share $63.00 KLX Shares Outstanding (Fully Diluted)1 51.76 Equity Purchase Price $3,261 (+) Debt (as of 1/31/2018) $1,200 (-) Cash (as of 1/31/2018) (255) (+) Cash Dividend to KLX Energy Services Balance Sheet2 50 Net Debt $995 Implied Transaction Multiples $270MM 14.3 x $298MM FY 2017A EBITDAFY 2018E Adj. EBITDA3 Implied Enterprise Value $4,256 Sale of KLX ASG Delivers $63.00 per Share in Immediate Cash to KLX Shareholders Source: Management 1 Share count as of 3/31/2018. 2 Enterprise Value calculation is inclusive of a $50 million cash contribution to KLX Energy Services to provide strong balance sheet and ample balance operating liquidity.

 Review of Strategic Alternatives Conducted Over the Past Four Months ESG Business Performance Continues to Accelerate Spin-off Maximizes Value to KLX Shareholders KLX Provides Shareholders with Opportunity to Participate in the Ongoing Oilfield Services Market Recovery and to Benefit from Strong Business Momentum Driven by ESG’s Superior Profit Margins, Differentiated Services and Market Position Creates a Pure-Play Oilfield Services Company Well-Positioned to Participate in Sector Consolidation Provides a Public Currency to Incentivize Talent, and Further Invest and Grow the Business

 Amin Khoury Chairman, Chief Executive Officer Founded B/E Aerospace in 1987 Spun-off KLX in 2014 Serves as Chairman, President and CEO of KLX since 2014 Previously founder, Chairman and CEO (One year as Executive Chairman) of B/E Aerospace until its acquisition by Rockwell Collins in April 2017 Tom McCaffrey Senior Vice President and Chief Financial Officer President and COO of KLX since 2014 Previously Senior Vice President and Chief Financial Officer of B/E Aerospace from 1993 to 2014 Prior to joining B/E in 1993, practiced as a CPA for 17 years Gary Roberts Vice President and General Manager Vice President and General Manager of Energy Services business of KLX since 2014 Over 30 years of experience in Oilfield Services industry, including 6 years at Baker Hughes and 16 years at Weatherford Previously CEO of Vision Oil Tools from 2010 until its acquisition by B/E Aerospace in 2014 Mr. Khoury and Mr. McCaffrey will continue in their current roles with KLX through the consummation of The Boeing/KLX Transaction and intend to enter into employment contracts with KLX Energy Services prior to the spin-off. KLX Energy Services Holdings, Inc.’s Board of Directors will be decided at a later date.

 Business Overview Provides mission critical and value-added services to Exploration & Production (“E&P”) companies — Entered the space in 2013 through a series of acquisitions that have been completely integrated National presence across essentially all major lower 48 states’ shale basins (excluding California), serving the majority of the regional and independent E&Ps Differentiated service offering through in-house R&D team — 7 registered patents and 21 proprietary tools Service quality, technical expertise and 24 / 7 service reduce customers’ Non-Productive Time (“NPT”) Revenue derived from completion, production and interventional services ~1,100 non-unionized employees FY 2017A Revenue Breakdown by Region Channel

 Executive Management of KLX Energy Services has a proven track record of building industry-leading businesses through platform acquisitions and selective tuck-ins B/E Aerospace – Founded in 1987 and with revenues in that year of approximately $3 million, the Company completed over 20 acquisitions over 30 years, to become the world leader in aircraft cabin interior products. The business was sold to Rockwell Collins for $8.6 billion in 2017, a transaction multiple of 13.6x LTM EBITDA KLX Aerospace Solutions Group (“ASG”) – B/E Aerospace acquired M&M Fasteners in 2001 with revenues of $37 million. Over the following 15 years, 8 additional acquisitions were made, creating the world leader in aerospace consumables, with revenues of over $1.4 billion in 2017. On April 30, 2018 KLX announced the sale of ASG to The Boeing Company for $4.25 billion, representing a transaction multiple of 15.7x 2017A EBITDA and 14.3x 2018E Adjusted EBITDA KLX Energy Services Group (“ESG”) – B/E Aerospace entered into the oilfield services market in 2013 with the acquisition of seven businesses over a 10 month period of time. The consolidated and integrated business is expected to generate 2018 revenues of approximately $500 million, a 55 percent growth rate over the prior year, and Adjusted EBITDA of approximately $110 million, representing and increase of approximately 300 percent as compared to the prior year. This performance reflects the peer leading growth rate and superior margins afforded by the differentiation arising from our successful R&D initiatives.

 2013 - 2014 ESG Founded 2015 Oil and Gas Prices Collapse 2016 - 2018 Positioned for Growth Expansion into the energy services sector through the acquisition of seven independent private companies Focus on fully integrating businesses — Re-aligned separate services, assets and capabilities — Established geographic regions with Regional Managers — Integrated systems into a unified structure Rationalized corporate structure to align team, reinforce priorities and create a sense of urgency ~50 percent reduction in headcount from peak levels in 2014 Aligned equipment and personnel to provide a complete package of services in each geographic region Continued to invest capital to acquire assets at deeply discounted prices Hired over 100 highly skilled senior technical personnel Continued to invest in the business to support customers and acquire incremental assets in select geographic regions Increased the number of MSAs with customers from 400 in Jan-2016 to 1,000+ in 2018 Invested in an in-house capability to develop proprietary tools 7 Acquisitions ~50% Reduction in headcount 400 MSAs (Jan 2016) 1,000+ MSAs (2018)

 1 Presence across all major U.S. onshore energy producing basins (except California) Technology-driven, differentiated proprietary services and products supported by a rich 2 intellectual property portfolio drives peer leading revenue growth rate and superior margins 3 Customer service focus leads to deeply entrenched relationships with blue-chip customers Well positioned to capitalize on end-markets recovery and capture share resulting from 4 investments made in downturn 5 Attractive long-term financial growth prospects with superior margin profile

 Full product and service offering focused on well production, completion and intervention with a presence in all major North American onshore energy producing shale basins (excluding California) Bakken Shale Piceance Basin Utica Shale Marcellus Shale Permian Basin Haynesville Shale Eagle Ford Shale ESG Locations ESG Headquarters ESG Sales Office

 Completions (47% of revenues) FRAC Stack Services (proprietary) Pump Down Wireline Services Logging Wireline Services Torque and Testing Wireline Tubing Conveyed Perforating Pressure Control Drilling Pumps and Tanks Air Packages Torque and Testing – Rental Tubulars Cementation Down Hole Completion Tools (proprietary) Production (23% of revenues) Hydro-Testing Certified Pressure Control Services Power Swivels Machine Shop Rental Tools Slick Line Conventional Wireline Portfolio of Down Hole Tools (proprietary) Intervention (30% of revenues) Fishing Tools (proprietary) Reverse Units Thru Tubing (proprietary) Nitrogen Services Pipe Recovery

 Next level readiness brought to every project driven by dedicated 24 / 7 experienced field professionals Exceptional 24 / 7 service quality and technical expertise reduce customers’ Non-Productive Time (“NPT”) Full offering suite and consistency of services across all major basins Specialized field expertise with local knowledge and footprint Experienced perspective and technical interface helps customers get ahead of problems and streamline operations Approximately 1,100 employees provide more than 100 mission-critical oilfield services, tools, technologies and equipment Company-wide focus on HSE and R&D

...Leads to Deeply Entrenched Relationships with Regional, National and Global E&P Companies eog resources PIONEER Great Western OIL I. GAS COMPANY y ConocoPhillips evo C ESAPEAKE ENERGY

 ~15 Years Average Engineer Experience 800 Field Specialists Dedicated R&D Facilities 7 & 27 Registered & Pending Patents 21 Proprietary Tools

 Revenue (US$ in millions) Adj. EBITDA¹ (US$ in millions) and % Margin $500 $110 22.0% $321 $27 8.4 % FY 2017AFY 2018 GuidanceFY 2019 FY 2017AFY 2018 GuidanceFY 2019 Top line growth driven by an increase in demand from existing customers, as well as a substantial increase in demand from new customers ESG particularly well-positioned for growth given focus on completion and interventional services Margin expansion resulting from differentiated services designed to optimize technical talent, client efficiency, along with increased operating leverage and investment in the business through the cycle

 KLX ENERGY SERVICES RECONCILIATION OF 2018 OUTLOOK; CONSOLIDATED OPERATING EARNINGS TO ADJUSTED OPERATING EARNINGS AND ADJUSTED EBITDA (In Millions) Operating earnings 2018 Outlook (Approximate Amounts) $62 Initial costs and expenses related to review of strategic alternatives and ESG spin-off 3 Adjusted operating earnings 65 Depreciation and amortization 35 Non-cash compensation 10 Adjusted EBITDA $110

 KLX AEROSPACE SOLUTIONS GROUP RECONCILIATION OF OPERATING EARNINGS TO EBITDA (In Millions) YEAR ENDED January 31, 2018 ASG Operating earnings 239 Depreciation and amortization 31 EBITDA $ 270 KLX AEROSPACE SOLUTIONS GROUP RECONCILIATION OF OPERATING EARNINGS TO ADJUSTED OPERATING EARNINGS AND ADJUSTED EBITDA (In Millions) One-time costs related to strategic review and transitioning ASG’s global distribution and operations center 26 ASG Adjusted operating earnings 263 Depreciation and amortization 35 2018 Outlook (Approximate Amounts) $ 237 Adjusted EBITDA $ 298

 Cautionary Statement on Forward-Looking Statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Such forward-looking statements, including those regarding the timing and consummation of the transactions described herein, involve risks and uncertainties. The actual experience and results of KLX Inc. (the “Company”) and of the Energy Services Group (“ESG”) may differ materially from the experience and results anticipated in such statements. Factors that might cause such a difference include those discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”), which include its Annual Report on Form 10-K and Current Reports on Form 8-K, and in the Form 10 to be filed in connection with the proposed spin-off of ESG. For more information, see the sections entitled “Risk Factors” and “Forward-Looking Statements” contained in the Company’s Annual Report on Form 10-K and in other filings. The forward-looking statements included in this communication are made only as of the date hereof and , except as required by federal securities laws and rules and regulations of the SEC, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

 Additional Information In connection with the proposed transaction between KLX Inc. (“KLX”) and The Boeing Company (“Boeing”), KLX will file with the Securities and Exchange Commission (the “SEC”) a proxy statement. KLX will also file with the SEC a registration statement with respect to the spin-off of the Energy Services Group. KLX SHAREHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from KLX at its website, www.KLX.com, or by contacting KLX Investor Relations at (561) 791-5435. Participants in Solicitation KLX and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information concerning KLX’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is set forth in KLX’s Annual Report on Form 10-K for the fiscal year ended January 31, 2018 and its proxy statement filed on May 26, 2017, which are filed with the SEC. A more complete description will be available in the proxy statement with respect to the merger and the registration statement with respect to the spin-off.

 Sale of Aerospace Solutions Group Spin-Off of Energy Services Group May 1, 2018